October 22, 2026

BNY MELLON INVESTMENT FUNDS V, INC.
- BNY Mellon Developed Markets Real Estate Securities Fund

Supplement to Current Summary Prospectus and Prospectus

Effective October 31, 2026, the following information supersedes and replaces the information in the second paragraph in the sections "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the prospectus:

Dean Frankel and Patrick Wilson are the fund's primary portfolio managers, positions they have held since December 2006 and October 2026, respectively. Mr. Frankel is the co-Chief Investment Officer of CenterSquare. Mr. Wilson is a portfolio manager at CenterSquare.

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Effective October 31, 20216, the following information supersedes and replaces the information in the second paragraph in the section "Fund Details – Management – Sub-Adviser" in the prospectus:

Dean Frankel and Patrick Wilson are the fund's primary portfolio managers, primarily responsible for the day-to-day management of the fund's portfolio. Messrs. Frankel and Wilson have been primary portfolio managers of the fund since December 2006 and October 2026, respectively. Mr. Frankel is the co-Chief Investment Officer of CenterSquare, whose predecessor firm he joined in 1997 as an analyst and has managed assets since 1999. Mr. Wilson is a portfolio manager at CenterSquare, where he has been employed since 2011.

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